SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
               (Date of earliest event reported): October 30, 2003

                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         NORTH CAROLINA                  1-4928                 56-0205520
   (State or Other Jurisdiction        (Commission             (IRS Employer
         of Incorporation)              File No.)            Identification No.)

526 South Church Street
Charlotte, North Carolina                                       28201-1006
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

                                   ----------

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99    News Release dated October 30, 2003

Item 12. Results of Operations and Financial Condition

      On October 30, 2003, Duke Energy Corporation issued a news release announcing its financial results for the third quarter ended September 30, 2003. A copy of this news release is attached hereto as Exhibit 99. The information in
Exhibit 99 is being furnished pursuant to this Item 12.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DUKE ENERGY CORPORATION

                                     By:   /s/ Keith G. Butler
                                           ------------------------------------
                                           Keith G. Butler
                                           Senior Vice President and Controller

Dated: October 30, 2003

                                  EXHIBIT INDEX

      Exhibit                Description
      -------                -----------

        99         News Release dated October 30, 2003